                                                                   EX-99.B(h)(4)

                                   APPENDIX A
                                   ----------

     ---------------------------------------------------------------------
                                                               Maximum
      Funds Trust                                            Shareholder
      Funds and Share Classes                               Servicing Fee
     ---------------------------------------------------------------------
      1.  Asset Allocation Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
          Institutional Class                                   0.10
     ---------------------------------------------------------------------
      2.  California Limited Term Tax-Free Fund
          Class A                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      3.  California Tax-Free Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      4.  California Tax-Free Money Market Fund
          Class A                                               0.25
     ---------------------------------------------------------------------
      5.  Cash Investment Money Market Fund
          Administrator Class                                   0.10
          Service Class                                         0.25
     ---------------------------------------------------------------------
      6.  Colorado Tax-Free Fund
          Class A                                               0.25
          Class B                                               0.25
     ---------------------------------------------------------------------
      7.  Diversified Equity Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      8.  Diversified Small Cap Fund
          Institutional Class                                   0.10
     ---------------------------------------------------------------------
      9.  Equity Income Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      10. Equity Index Fund
          Class A                                               0.25
          Class B                                               0.25
     ---------------------------------------------------------------------
      11. Government Money Market Fund
          Administrator Class                                   0.10
          Class A                                               0.25
          Service Class                                         0.25
     ---------------------------------------------------------------------
      12. Growth Balanced Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      13. Growth Equity Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
                                                               Maximum
      Funds Trust                                            Shareholder
      Funds and Share Classes                               Servicing Fee
     ---------------------------------------------------------------------
      14. Growth Fund
          Class A                                               0.25
          Class B                                               0.25
     ---------------------------------------------------------------------
      15. High Yield Bond Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      16. Income Fund
          Class A                                               0.25
          Class B                                               0.25
     ---------------------------------------------------------------------
      17. Income Plus Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      18. Index Allocation Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      19. Inflation-Protected Bond Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      20. Intermediate Government Income Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      21. International Equity Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      22. Large Cap Appreciation Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      23. Large Cap Value Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      24. Large Company Growth Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      25. Limited Term Government Income Fund
          Class A                                               0.25
          Class B                                               0.25
     ---------------------------------------------------------------------
      26. Liquidity Reserve Money Market Fund
          Investor Class                                        0.25
     ---------------------------------------------------------------------
      27. Minnesota Money Market Fund
          Class A                                               0.25
     ---------------------------------------------------------------------
      28. Minnesota Tax-Free Fund
          Class A                                               0.25
          Class B                                               0.25
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
                                                               Maximum
      Funds Trust                                            Shareholder
      Funds and Share Classes                               Servicing Fee
     ---------------------------------------------------------------------
      29. Money Market Fund
          Class A                                               0.25
          Class B                                               0.25
     ---------------------------------------------------------------------
      30. Montgomery Emerging Markets Focus Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      31. Montgomery Mid Cap Growth Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      32. Montgomery Short Duration Government Bond Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      33. Montgomery Small Cap Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
          Institutional Class                                   0.10
     ---------------------------------------------------------------------
      34. Montgomery Total Return Bond Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
          Institutional Class                                   0.15
     ---------------------------------------------------------------------
      35. National Tax-Free Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      36. National Tax-Free Money Market Fund
          Class A                                               0.25
          Service Class                                         0.25
     ---------------------------------------------------------------------
      37. Outlook Today Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      38. Outlook 2010 Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      39. Outlook 2020 Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      40. Outlook 2030 Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
                                                               Maximum
      Funds Trust                                            Shareholder
      Funds and Share Classes                               Servicing Fee
     ---------------------------------------------------------------------
      41. Outlook 2040 Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      42. Overland Express Sweep Fund                           0.30
     ---------------------------------------------------------------------
      43. Overseas Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      44. Prime Investment Money Market Fund
          Service Class                                         0.25
     ---------------------------------------------------------------------
      45. SIFE Specialized Financial Services Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      46. Small Cap Growth Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
          Institutional Class                                   0.10
     ---------------------------------------------------------------------
      47. Small Cap Opportunities Fund
          Institutional Class                                   0.10
     ---------------------------------------------------------------------
      48. Small Company Growth Fund
          Institutional Class                                   0.10
     ---------------------------------------------------------------------
      49. Small Company Value Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
          Institutional Class                                   0.10
     ---------------------------------------------------------------------
      50. Specialized Health Sciences Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      51. Specialized Technology Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      52. Stable Income Fund
          Class A                                               0.25
          Class B                                               0.25
          Class C                                               0.25
     ---------------------------------------------------------------------
      53. Treasury Plus Money Market Fund
          Class A                                               0.25
          Service Class                                         0.25
     ---------------------------------------------------------------------
      54. 100% Treasury Money Market Fund
          Class A                                               0.25
     ---------------------------------------------------------------------

     Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

     Approved by the Board of Trustees: March 26, 1999, as amended October 28, 1999, May 9, 2000, July 25, 2000, December 18, 2000, February 6, 2001, May 8,
2001, August 7, 2001, November 6, 2001 February 5, 2002, May 7, 2002, August 6,
2002, November 5, 2002, February 4, 2003, May 6, 2003 and August 5, 2003.

     Most recent annual approval date: August 5, 2003.